UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On May 13, 2022, Community Bank, N.A., a national banking association (“Community Bank”), the wholly owned banking subsidiary of Community Bank System, Inc. (“Community Bank System”), completed the previously announced acquisition of Elmira Savings Bank, a New York state chartered savings bank (“Elmira”), pursuant to the Agreement and Plan of Merger, dated as of October 3, 2021, as amended (the “Merger Agreement”), by and among Elmira, Community Bank, Eagle Merger Sub Inc., and Eagle Interim Bank, National Association, a wholly-owned banking subsidiary of Community Bank (“Interim Bank”). Under the terms of the Merger Agreement, Interim Bank merged with and into Elmira, with Elmira being the surviving bank, and shortly following thereafter, Elmira merged with and into Community Bank, with Community Bank being the surviving bank.

Community Bank acquired Elmira in an all cash transaction representing total consideration valued at approximately $82.8 million. Under the terms of the Merger Agreement, Elmira’s common shareholders are entitled to receive $23.10 per share in cash for each share of Elmira common stock. The Paying Agent, Computershare Trust Company, N.A. (“Computershare”), is in the process of mailing the transmittal paperwork to each Elmira shareholder in order to process the merger consideration payment in accordance with the Merger Agreement.

The foregoing description of the Merger Agreement and the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which was filed as Exhibit 2.1 to Community Bank System's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2021, and is incorporated herein by reference.

A copy of Community Bank System's press release, dated as of May 16, 2022, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 16, 2022

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Joseph E. Sutaris
Name:	Joseph E. Sutaris
Title:	EVP and Chief Financial Officer

Dated: May 16, 2022